                                                                     EXHIBIT 4.1



Number Web _______             webvan.com(TM)                   _________ Shares


                      THIS CERTIFICATE IS TRANSFERABLE IN
                      NEW YORK, NY OR RIDGEFIELD PARK, NJ

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                               CUSIP 94845V 10 3


        THIS CERTIFIES THAT ___________________________ is the record holder of ___________________________________ fully paid and non-assessable shares of
Common Stock, $.0001 par value, of WEBVAN GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ JEFFREY D. SAPER                    /s/ LOUIS H. BORDERS
--------------------------------        --------------------------------
Secretary                               Chairman


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                               WEBVAN GROUP, INC.

        The Corporation will furnish to any shareholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM  - as tenants in common                    UNIF GIFT MIN ACT - _____________ Custodian _____________
  TEN ENT  - as tenants by the entireties                                    (Cust)                 (Minor)
  JT TEN   - as joint tenants with rights                                under Uniform Gifts to Minors
             of survivorship and not as                                  Act _________________________________
             tenants in common                                                           (State)
  COM PROP - as community property                    UNIF TRF MIN ACT - _________ Custodian (until age ______)
                                                                          (Cust)
                                                                         _________ under Uniform Transfers
                                                                          (Minor)
                                                                         to Minors Act _______________________
                                                                                              (State)



     Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                                        X_______________________________________
                                        X_______________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad 15.